UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 13, 2018

ORRSTOWN FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-34292	23-2530374
(State or other jurisdiction of incorporation)	(SEC File Number)	(IRS Employer Identification No.)

77 East King Street, P.O. Box 250, Shippensburg, Pennsylvania	17257
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(717) 532-6114

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ORRSTOWN FINANCIAL SERVICES, INC.

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

On March 13, 2018, Orrstown Financial Services, Inc. (the “Registrant”) and its wholly-owned subsidiary, Orrstown Bank (the “Bank”), entered into an Amendment to Employment Agreement (“Amendment”) with Benjamin W. Wallace, Executive Vice President/Operations and Technology of the Registrant and the Bank (the “Executive”), pursuant to which the term of Executive’s employment will now expire on September 1, 2018 (the “Expiration Date”). Prior to the Amendment, the current term of the original Employment Agreement, dated May 28, 2015, was due to expire on May 28, 2020.

The parties entered into the Amendment in connection with the anticipated resignation of Executive during the third quarter of 2018, in order to provide for Executive’s continued employment through the Expiration Date and ensure an orderly transition of his responsibilities during the interim period. Executive’s resignation is not due to a disagreement with the Registrant on any matter relating to Registrant’s operations, policies or practices.

All other terms and conditions of the original Employment Agreement remain in effect and enforceable, including the restrictive covenant and termination “for cause” provisions. Additionally, there has been no change in the compensation to which Executive is currently entitled under the original Employment Agreement or to the compensation programs in which he currently participates as an executive officer of the Registrant.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the full text of such Amendment, a copy of which is attached as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01		Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Amendment to Employment Agreement between Orrstown Financial Services, Inc., Orrstown Bank and Benjamin W. Wallace

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ORRSTOWN FINANCIAL SERVICES, INC.
Date: March 15, 2018	By:	/s/ David P. Boyle
Executive Vice President and Chief Financial Officer (Duly Authorized Representative)

Exhibit Index

Exhibit Number	Description

10.1	Amendment to Employment Agreement between Orrstown Financial Services, Inc., Orrstown Bank and Benjamin W. Wallace